UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2015

PRESSURE BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	000-21615	04-2652826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Norfolk Avenue

South Easton, Massachusetts 02375

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (508) 230-1828

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) contains, or may contain, among other things, certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Actual results may differ significantly from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 1.01 Entry into a Material Definitive Agreement.

On July 24, 2015, Pressure BioSciences Inc., a Massachusetts corporation (the “Company”) entered into a Stock Exchange Agreement (the “Exchange Agreement”) with Everest Investments Holdings, S.A., a Polish S.A. (“Everest”). Pursuant to the Exchange Agreement, which calls for the Closing to occur upon delivery of the Exchange Consideration, i.e., common shares of Pressure BioSciences, Inc. and shares of Everest Investments Holdings, on August 12, 2015 the Company transferred and delivered to Everest 1,000,000 restricted shares of its common stock and on August 12, 2015, Everest transferred and delivered to the Company 601,500 shares of Everest Investments Holdings, S.A. valued at $500,000 based on the last sale price on the Warsaw Stock Exchange on the day prior to such transfer and delivery. Based upon same, the Closing Date was deemed to be August 12, 2015 when the shares were transferred and delivered to the respective parties.

Under the Exchange Agreement, the Company and Everest are subject to mutual lock-up provisions which provide that, for the twelve month period beginning on the date of the Exchange Agreement, each party (i) will not transfer or agree to transfer the other party’s shares, (ii) will take all action reasonably necessary to prevent creditors in respect of any pledge of shares from exercising their rights under such pledge, and (iii) will not take any action that would make any representations or warranties made under the Exchange Agreement untrue or incorrect or prevent the respective party from performing any material obligations under the Exchange Agreement.

The foregoing description of the terms of the Security Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the provisions of such agreement which is filed as exhibit 10.1 to this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 1.01 of this Report, which disclosure is incorporated herein by reference.

The issuance of the securities described above were completed in accordance with the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description

10.1	Stock Exchange Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRESSURE BIOSCIENCES, INC.

Dated: August 18, 2015	By:	/s/ Richard T. Schumacher
Richard T. Schumacher
President